Exhibit 99.1

NEW YORK STOCK EXCHANGE, INC.
11 Wall Street
6th Floor
New York, New York 10005

December 2, 2005

General Atlantic Partners 77, L.P.,
GAP-W Holdings, L.P.,

GapStar, LLC,
GAP Coinvestment Partners II, L.P.,
GAPCO Gmbh & Co. KG

c/o General Atlantic Service Corporation

3 Pickwick Plaza

Greenwich, Connecticut 06830

Ladies and Gentlemen:

Reference is made to the Amended and Restated Support and Lock-Up Agreement, dated as of July 20, 2005 (the “Agreement”), by and among General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., and GAPCO Gmbh & Co. KG (together, “General Atlantic”), each in its capacity as a stockholder  of Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), and New York Stock Exchange, Inc., a New York Type A not-for-profit corporation (the “NYSE”).  Capitalized terms used and not defined herein shall have the respective meanings attributed to them in the Agreement.

Pursuant to Section 10 of the Agreement, the NYSE hereby waives Section 2(b)(i), clause (B) of Section 2(b)(ii) and Section 2(b)(iii) of the Agreement with respect to all of General Atlantic’s Shares.

Except as specifically set forth herein, NYSE expressly reserve all rights under the Agreement.

Very truly yours,

NEW YORK STOCK EXCHANGE, INC.

By:	/s/ Richard P. Bernard
Name:	Richard P. Bernard
Title:	Executive V.P. and General Counsel

NEW YORK STOCK EXCHANGE, INC.
11 Wall Street
6th Floor
New York, New York 10005

December 2, 2005

Goldman Sachs Execution & Clearing, L.P.
GS Archipelago Investment, L.L.C.

SLK-Hull Derivatives LLC

c/o The Goldman Sachs Group, Inc.

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

Reference is made to the Amended and Restated Support and Lock-Up Agreement, dated as of July 20, 2005 (the “Agreement”), by and among GS Archipelago Investment, L.L.C., SLK-Hull Derivatives LLC and Goldman Sachs Execution and Clearing, L.P. (together, “Goldman Sachs”), each in its capacity as a stockholder  of Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), and New York Stock Exchange, Inc., a New York Type A not-for-profit corporation (the “NYSE”).  Capitalized terms used and not defined herein shall have the respective meanings attributed to them in the Agreement.

Pursuant to Section 10 of the Agreement, the NYSE hereby waives Section 2(b)(i), clause (B) of Section 2(b)(ii) and Section 2(b)(iii) of the Agreement with respect to all of Goldman Sachs’ Shares.

Except as specifically set forth herein, NYSE expressly reserve all rights under the Agreement.

Very truly yours,

NEW YORK STOCK EXCHANGE, INC.

By:	/s/ Richard P. Bernard
Name:	Richard P. Bernard
Title:	Executive V.P. and General Counsel

NEW YORK STOCK EXCHANGE, INC.
11 Wall Street
6th Floor
New York, New York 10005

December 2, 2005

GSP, LLC
Archipelago Holdings, Inc.
ATTN: Legal Department
100 South Wacker Drive

Suite 1800
Chicago, Illinois 60606

Ladies and Gentlemen:

Reference is made to the Amended and Restated Support and Lock-Up Agreement, dated as of July 20, 2005 (the “Agreement”), by and between GSP, LLC (“GSP”), in its capacity as a stockholder  of Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), and New York Stock Exchange, Inc., a New York Type A not-for-profit corporation (the “NYSE”).  Capitalized terms used and not defined herein shall have the respective meanings attributed to them in the Agreement.

Pursuant to Section 10 of the Agreement, the NYSE hereby waives Section 2(b)(i), clause (B) of Section 2(b)(ii) and Section 2(b)(iii) of the Agreement with respect to all of GSP’s Shares.

Except as specifically set forth herein, NYSE expressly reserve all rights under the Agreement.

Very truly yours,

NEW YORK STOCK EXCHANGE, INC.

By:	/s/ Richard P. Bernard
Name:	Richard P. Bernard
Title:	Executive V.P. and General Counsel